                                                                    Exhibit 99.2

                             CNL INCOME FUND, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income Fund,
Ltd. (the "Income Fund"). Please refer to the consent solicitation, dated     ,
1999, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                             CNL INCOME FUND, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                             CNL INCOME FUND II, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund II, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated        , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND II, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund II, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund II, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND III, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income Fund III, Ltd. (the "Income Fund"). Please refer to the consent solicitation, dated
      , 1999, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND III, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund III, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund III, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND IV, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income Fund IV, Ltd. (the "Income Fund"). Please refer to the consent solicitation, dated
      , 1999, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND IV, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund IV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund IV, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                            CNL INCOME FUND V, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund V, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                            CNL INCOME FUND V, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund V, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund V, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND VI, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund VI, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND VI, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund VI, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND VII, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund VII, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated        , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND VII, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund VII, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                          CNL INCOME FUND VIII, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund VIII, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated        , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                          CNL INCOME FUND VIII, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund VIII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund VIII, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND IX, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund IX, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated        , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                           CNL INCOME FUND IX, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund IX, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund IX, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                            CNL INCOME FUND X, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS



Your consent is solicited on behalf of the general partners of CNL Income
Fund X, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated        , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE ACQUISITION AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated    , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                          PLEASE CALL D.F. KING & CO.,
      THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT (800) 290-6428.

                detach here and return in the enclosed envelope

                                  CONSENT FORM
                            CNL INCOME FUND X, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the acquisition of CNL Income Fund X, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


-----------------------------------
Signature of Limited Partner Date


-----------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated    , 1999 sent with this 7.0%
Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund X, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it in the envelope provided or fax both sides of the form to (412) 299-9191.
                                     -----------------

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME
              IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                          PLEASE CALL D.F. KING & CO.,

                    THE INFORMATION AGENT, AT (800) 290-6428.

----------------detach here and return in the enclosed envelope-----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:


     [ ] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


-------------------------------------
Signature of Limited Partner    Date


-------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND XI, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income
Fund XI, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on      , 2000 or, upon notice, such
later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated           , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                           CNL INCOME FUND XI, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XI, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on          , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND XII, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income
Fund XII, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on      , 2000 or, upon notice, such
later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated           , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                           CNL INCOME FUND XII, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XII, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on          , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date

                          CNL INCOME FUND XIII, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income
Fund XIII, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on      , 2000 or, upon notice, such
later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated           , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                          CNL INCOME FUND XIII, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XIII, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XIII, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on          , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND XIV, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income
Fund XIV, Ltd. (the "Income Fund"). Please refer to the consent solicitation,
dated       , 1999, sent with this Consent Form to obtain your consent to CNL
American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on      , 2000 or, upon notice, such
later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated           , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                           CNL INCOME FUND XIV, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XIV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XIV, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on          , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
              , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND XV, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income Fund XV, Ltd. (the "Income Fund"). Please refer to the consent solicitation, dated
      , 1999, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on          , 2000 or, upon notice,
such later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated                , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                           CNL INCOME FUND XV, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XV, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XV, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on          , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
         , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date

                           CNL INCOME FUND XVI, LTD.
            CONSENT FORM FOR THE SPECIAL MEETING OF LIMITED PARTNERS

Your consent is solicited on behalf of the general partners of CNL Income Fund XVI, Ltd. (the "Income Fund"). Please refer to the consent solicitation, dated
     , 1999, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc.'s proposed acquisition (the "Acquisition") of the Income Fund and the proposed amendment to the partnership agreement. You, the undersigned, hereby vote as set forth below with respect to all units of limited partnership which you may be entitled to vote.

This Consent Form also appoints James M. Seneff, Jr. and Robert A. Bourne as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Acquisition. This power of attorney is intended solely to ease the administrative burden of completing the Acquisition without requiring your signatures on multiple documents. Please sign where indicated below to grant appointment.

Please see the reverse side of this consent form for the 7% Callable Notes Election Form as referred to in the consent solicitation.

You, the undersigned, must complete and return this Consent Form in the enclosed
envelope prior to 5:00 p.m., Eastern time, on      , 2000 or, upon notice, such
later date as may be selected by the general partners. Please use the envelope provided or fax BOTH sides to (412) 299-9191.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE CONSENT FORM, UNLESS YOUR NAME IS PRINTED INCORRECTLY. SIGNATURES ARE REQUIRED FOR BOTH THE VOTES AND THE POWER OF ATTORNEY. ALL JOINT OWNERS MUST SIGN.

If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the matters as stated.

By signing this Consent Form, you hereby acknowledge receipt of the consent
solicitation, dated           , 1999, furnished herewith.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM,
                         PLEASE CALL D.F. KING & CO.,
              THE INFORMATION AGENT FOR THE GENERAL PARTNERS, AT
                                (800) 290-6428.

---------------detach here and return in the enclosed envelope------------------

                                 CONSENT FORM
                           CNL INCOME FUND XVI, LTD.

[ ] I PLAN TO ATTEND THE MEETING.

Proposal to Approve the Acquisition of the Income Fund.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN

Proposal to Approve the Amendment to the Partnership Agreement.

[ ]FOR   [ ]AGAINST   [ ]ABSTAIN


-----------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Robert A. Bourne and James M, Seneff, Jr. and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the amendment to the partnership agreement and the acquisition of CNL Income Fund XVI, Ltd. by CNL American Properties Fund, Inc. on my behalf, granting unto said attorney-in-fact and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or either of them or their or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


------------------------------------
Signature of Limited Partner Date


------------------------------------
Signature of Co-owner (if any) Date

                       7.0% CALLABLE NOTES ELECTION FORM

Please refer to the consent solicitation, dated , 1999 sent with this 7.0% Callable Notes Election Form pursuant to which you, the undersigned, may elect to exchange your limited partnership units for consideration in the form of APF's 7.0% callable notes, due 2005, which are described in the consent solicitation, only if you, the undersigned, have voted "Against" the Acquisition and if CNL Income Fund XVI, Ltd. (the "Income Fund") participates in the Acquisition,

You may submit this 7.0% Callable Notes Election Form at any time so that it is
received prior to 5:00 p.m. Eastern time, on           , 2000, or, upon notice,
such later date as may be selected by the general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to
            , 2000.

To submit your election, complete both sides of this consent form and return it
                                       --------------------------
in the envelope provided or fax both sides of the form to (412) 299-9191.

DO NOT SIGN THIS 7.0% CALLABLE NOTES ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR INCOME FUND.

If you do not vote on the Acquisition, do not return this election form prior to the end of the election period or do not indicate this 7.0% Callable Notes Election hereon, you will be deemed to have elected to retain the APF Shares received in the Acquisition if your Income Fund votes in favor of the Acquisition.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL UNLESS YOUR NAME IS PRINTED INCORRECTLY. ALL JOINT OWNERS MUST SIGN.

 IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM,
                         PLEASE CALL D.F. KING & CO.,
                   THE INFORMATION AGENT, AT (800) 290-6428.

-----------------detach here and return in the enclosed envelope----------------
                          (back side of consent form)

The undersigned, a Limited Partner in the Income Fund, if the Income Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

[] 7.0% Callable Notes Election: I wish to tender my limited partnership units to APF in exchange for the 7.0% callable notes as described in the consent solicitation.


--------------------------------------
Signature of Limited Partner    Date


--------------------------------------
Signature of Co-owner (if any)  Date